Deferred Offering Costs (Tables)	12 Months Ended
Dec. 31, 2023
Deferred Offering Costs [Abstract]
Schedule of Deferred Offering Costs	The closing of the Offering took place on January 31, 2023. Upon completion of the IPO, these deferred offering costs shall be reclassified from current assets to stockholders’ equity and recorded against the net proceeds from the offering.
	December 31, 2023	December 31, 2022
	EUR	EUR
Deferred offering costs	-	262,684